Exhibit 99.2
Earnings Call 1Q 2025 April 25, 2025

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState Corporation (“SouthState” or the “Company”) cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent Bank Group, Inc. (“Independent” or “IBTX”) including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with SouthState Bank, N.A. (the “Bank”) or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Ranked #14 by S&P Global Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich $65 B Assets $48 B Loans Enhanced Scale Through IBTX Partnership 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(2) #5 Largest Regional Bank in the South(3) Dominant Southern Franchise $55 B Deposits $7.4 B Market Cap 17 SOUTHSTATE CORPORATION OVERVIEW (1) Enhanced Scale Through IBTX Partnership $65B Assets $47B Loans $53B Deposits $9B Market Cap 342 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(3) #5 Largest Regional Bank in the South(4) (1) ~ (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. PROJECTED POPULATION GROWTH(2) Fastest-growing 20% of MSAs highlighted in blue 3

SOUTHSTATE’S COMPETITIVE ADVANTAGE 4 GEOGRAPHY • Regulatory sweet spot: $60 – $80 Billion • True alternative to the largest banks – for bankers and for clients • Large enough to invest in technology and capital markets • Local market leadership with income statement control and responsibility • Creating alignment and accountability across all areas of the bank • “Shoot where the ducks are flying” • Fastest growing markets in America SCALE BUSINESS MODEL

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 5

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 6 The combined GDP of SouthState’s 8 state branch footprint would represent the world’s third largest economy. For end note descriptions, see Earnings Presentation End Notes starting on slide 36. $2.0B $2.1B $1.0B $0.6B $3.2B $2.1B $10.8B $12.3B $7.6B $6.9B $11.2B $6.6B Loans Deposits $3.7B $3.8B $9.1B $9.5B $3.6 $3.9 $4.1 $4.7 $8.3 $18.3 $29.2 UK India Japan Germany SSB Footprint China US GDP ($ in trillions) $329 $357 $563 $781 $857 $899 $1,739 $2,758 AL SC CO VA NC GA FL TX GDP by State ($ in billions)

2.4% 2.7% 3.5% 3.5% 4.1% 4.8% 5.6% 6.0% 6.0% U.S. VA AL CO GA NC TX SC FL Projected Population Growth (2025-2030) Sources: U.S. Census Bureau (Net Domestic Migration) and S&P Global (Projected Population Growth) PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH 7

Quarterly Results

PPNR PER DILUTED SHARE (1) (1) For end note descriptions, Earnings Presentation End Notes starting on slide 36. 9 $2.28 $2.39 $2.38 $2.59 $2.84 $2.00 $2.50 $3.00 1Q24 2Q24 3Q24 4Q24 1Q25

1Q25 REPORTED VS ADJUSTED NET INCOME & EPS | RECONCILEMENT Dollars in millions, except for numbers of weighted-average common shares and per share data; Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 10 Reported Sale-Leaseback Securities Restructuring Merger & Other Restructuring Related Adjusted(1) Net Interest Income $ 544,547 $ 544,547 Plus: Non-Interest Income 86,088 $ (229,279) $ 228,811 85,620 Less: Non-Interest Expense (408,826) $ 68,006 (340,820) Pre-Provision Net Revenue (“PPNR”) 221,809 (229,279) 228,811 68,006 289,347 Less: PCL (100,562) 92,084 (8,478) Net Income before Tax 121,247 (229,279) 228,811 160,090 280,869 Less: Tax (32,167) 50,275 (50,172) (29,523) (61,587) Net Income $ 89,080 $ (179,004) $ 178,639 $ 130,567 $ 219,282 Earnings per Share Basic weighted-average common shares 101,409,624 Diluted weighted-average common shares 101,828,600 Earnings per common share - Basic $ 0.88 $ (1.77) $ 1.76 $ 1.29 $ 2.16 Earnings per common share - Diluted $ 0.87 $ (1.76) $ 1.75 $ 1.28 $ 2.15

KEY RATIOS FROM IBTX MODELING PROJECTIONS VS. 1Q25 ACTUAL (1) Projected CRE ratio at Independent announcement does not include purchase accounting adjustments. 11 $50.07 $46.07 1Q25 Actual 1Q25 Projection at Merger Announcement TBV/Share 8.2% 7.5% 1Q25 Actual 1Q25 Projection at Merger Announcement TCE Ratio 11.0% 10.4% 1Q25 Actual 1Q25 Projection at Merger Announcement CET1 Ratio 283.0% 285.0% 1Q25 Actual 1Q25 Projection at Merger Announcement (1) CRE Ratio

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 12 4Q24 1Q25 GAAP Net Income $ 144.2 $ 89.1 EPS (Diluted) $ 1.87 $ 0.87 Return on Average Assets 1.23% 0.56 % Non-GAAP(1) Return on Average Tangible Common Equity 15.1% 9.0 % Non-GAAP, Adjusted(1) Net Income $ 148.8 $ 219.3 EPS (Diluted) $ 1.93 $ 2.15 Return on Average Assets 1.27% 1.38 % Return on Average Tangible Common Equity 15.6% 19.9%

QUARTERLY HIGHLIGHTS | 1Q 2025 (1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 13 • Completed the acquisition of Independent Bank Group, Inc. (“Independent”) on January 1, 2025 • Executed sale leaseback transaction during 1Q25, resulting in a net gain of $229 million • Restructured $1.8 billion of securities during 1Q25, resulting in a $229 million loss • Reported Diluted Earnings per Share (“EPS”) of $0.87; adjusted Diluted EPS (non-GAAP)(1) of $2.15 • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $289.3 million • Year-over-year PPNR/share growth (non-GAAP)(2) of 25% • Loans decreased by $263 million, or 2% annualized, and deposits increased by $68 million, or 1% annualized, excluding the effects of the acquisition date balances acquired from Independent(3)

$343.9 $350.3 $351.5 $369.8 $544.5 3.41% 3.44% 3.40% 3.48% 3.85% 3.00% 3.25% 3.50% 3.75% 4.00% $200 $250 $300 $350 $400 $450 $500 $550 $600 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income Net Interest Margin, TE (1) NET INTEREST MARGIN (TE) (1) Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 14

LOAN PRODUCTION VS LOAN GROWTH $2,181 $2,369 $1,459 $1,233 $1,352 $2,049 $1,648 $1,932 $2,124 $519 $841 $480 $372 $279 $568 $314 $355 $(263) $(500) $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Loan Production Loan Portfolio Growth Dollars in millions (1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 15 (1) (2) (1)

Balance Sheet

1Q24 2Q24 3Q24 4Q24 1Q25 DDA / Total Deposits 28% 28% 28% 27% 26% LOAN AND DEPOSIT TRENDS $32.7 $33.2 $33.5 $33.9 $46.8 $- $0.2B $0.4B $0.6B $0.8B $1.0B $1.2B $— $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 1Q24 2Q24 3Q24 4Q24 1Q25 Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 17 $10.5 $10.4 $10.4 $10.2 $13.8 $7.9 $7.5 $7.6 $8.2 $12.0 $14.5 $14.6 $15.1 $15.5 $20.4 $4.3 $4.6 $4.7 $4.2 $7.2 $37.2B $37.1B $37.6B $38.1B $53.3B $— $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 Deposits Noninterest-bearing Checking ("DDA") Interest-bearing Checking MMA & Savings Time Deposits

Investor CRE (2) 36% Consumer RE 21% Owner-Occupied CRE 16% C&I 17% CDL (1) 8% Cons / Other 2% TOTAL LOAN PORTFOLIO 18 Data as of March 31, 2025 Loan portfolio balances, average balances or percentage exclude loans held for sale; Amounts may not total due to rounding. (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 11,837 $ 16.8B $ 1,448,800 Consumer RE 49,453 9.8B 197,900 Owner-Occupied CRE 9,149 7.4B 810,900 C & I 21,860 8.1B 370,200 Constr., Dev. & Land 4,236 3.5B 838,600 Cons / Other(3) 50,368 1.0B 20,400 Total(3) 146,903 $ 46.7B $ 318,000 Loan Relationships Top 10 Represents ~ 2% of total loans Top 20 Represents ~ 4% of total loans Loans by Type Total Loans $46.8 Billion

6.11% 6.25% 6.90% Peer Loan Yield Median SSB Loan Yield SSB New Loan Production Yield 1Q25 LOAN YIELD COMPARISON 19 • Following purchase accounting marks to bring IBTX loans to market rates, current portfolio yield is near peer median • 1Q25 new loan production yield exceeds current portfolio yield • Accretion from early payoffs represents 0.06% of 1Q25 loan yield (1) 1Q25 MRQs available as of April 24, 2025; Peers as disclosed in the most recent SSB proxy statement. (1) 19

PREMIUM CORE † DEPOSIT FRANCHISE Noninterest-bearing Checking $13.8B Interest-bearing Checking $12.0B Savings $2.9B Money Market $17.4B Time Deposits $7.2B 20 Data as of March 31, 2025 Dollars in billions except for average checking balances; Amounts may not total due to rounding. † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. Total Deposits $53.3 Billion Deposits by Type 1.89% 2.16% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% SSB Peer Average Total Cost of Deposits 1Q25 (1)

Credit

0.53% 0.60% 0.57% 0.63% 0.60% —% 0.25% 0.50% 0.75% 1.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Assets to Loans & OREO 0.86% 0.91% 0.92% 1.15% 1.41% 2.20% 2.36% 2.36% 2.86% 2.84% —% 1.00% 2.00% 3.00% 4.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized & Classified Asset Trends Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS & LOAN LOSS RESERVE Dollars in millions (1) Excluding acquisition date charge-offs of $39.4 million recorded in connection with the Independent merger, to conform with the Company’s charge-off policies and practices. (2) Unamortized discount on acquired loans was $457 million, $37 million, $40 million, $43 million, $47 million, $51 million, $55 million, $59 million, and $65 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively. 22 0.03% 0.05% 0.07% 0.06% 0.04% —% 0.25% 0.50% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge-Offs to Loans $371 $427 $448 $457 $470 $472 $468 $465 $624 $85 $63 $62 $56 $53 $50 $42 $45 $62 1.48% 1.56% 1.59% 1.58% 1.60% 1.57% 1.52% 1.51% 1.47% 1.00% 1.40% 1.80% 2.20% $150 $300 $450 $600 $750 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $ in millions Total ACL(2) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans (1)

Capital

CAPITAL RATIOS 4Q24 1Q25(2) Tangible Common Equity(1) 8.8% 8.2 % Tier 1 Leverage 10.0% 8.9 % Tier 1 Common Equity 12.6% 11.0 % Tier 1 Risk-Based Capital 12.6% 11.0 % Total Risk-Based Capital 15.0% 13.7 % Bank CRE Concentration Ratio 219% 283 % Bank CDL Concentration Ratio 41% 52% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 24

Appendix

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 83% 82% 82% 82% 86% 17% 18% 18% 18% 14% $416M $426M $427M $451M $631M 4.46% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0% 20% 40% 60% 80% 100% 1Q24 2Q24 3Q24 4Q24 1Q25 Revenue Composition NIM, TE / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. $72 $75 $75 $81 $86 0.64% 0.67% 0.65% 0.69% 0.54% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% $— $20 $40 $60 $80 $100 1Q24 2Q24 3Q24 4Q24 1Q25 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $344 $350 $352 $370 $545 3.41% 3.44% 3.40% 3.48% 3.85% 2.0% 2.5% 3.0% 3.5% 4.0% $200 $300 $400 $500 $600 1Q24 2Q24 3Q24 4Q24 1Q25 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 58% 56% 57% 56% 57% 56% 56% 61% 54% 50% —% 15% 30% 45% 60% 75% 90% 1Q24 2Q24 3Q24 4Q24 1Q25 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 26 (2)

$(10.3) $(11.4) $(7.5) $(7.4) $(7.2) $14.6 $16.3 $17.4 $20.9 $16.7 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(15) $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 1Q24 2Q24 3Q24 4Q24 1Q25 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,300 financial institutions across the country CORRESPONDENT BANKING DIVISION 27 1,302 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. Interest on centrally-cleared Variation Margin ("VM")(1) (10,280) (11,407) (7,488) (7,350) (7,170) Total Correspondent Banking and Capital Markets Income $ 4,311 $ 4,860 $ 9,893 $ 13,555 $ 9,545

Dollars in billions, unless otherwise noted; data as of March 31, 2025 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 36. 2.44% 2.48% 2.42% 2.50% 2.99% 1.00% 1.40% 1.80% 2.20% 2.60% 3.00% 3.40% 1Q24 2Q24 3Q24 4Q24 1Q25 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 79% 9% 11% 0.3% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $4.4B 3.8 $2.0B 5.9 Municipal 0.9B 8.5 — — Treasury, Agency & SBA 0.6B 1.4 0.2B 5.4 Corporates 0.03B 1.6 — — Total $5.9B 4.4 $2.2B 5.8 28 Total Investment Portfolio† $8.0 Billion Securities Sold • $1.8 billion • 2.23% book yield • $229 million realized loss Securities Purchased • $1.6 billion • 5.11% book yield Impact  Improved Yield  Shortened Duration  Enhanced Liquidity  Reduced Risk Weight Securities Repositioning in 1Q25

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 29 Return on Average Tangible Equity 4Q24 1Q25 Net income (GAAP) $ 144,178 $ 89,080 Plus: Amortization of intangibles 5,326 23,831 Effective tax rate 23% 22 % Amortization of intangibles, net of tax 4,099 18,606 Net income plus after-tax amortization of intangibles (non-GAAP) $ 148,277 $ 107,686 Average shareholders' common equity $ 5,901,626 $ 8,418,112 Less: Average intangible assets 1,992,972 3,558,378 Average tangible common equity $ 3,908,654 $ 4,859,734 Return on Average Tangible Common Equity (Non-GAAP) 15.1% 9.0%

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data (1) Includes pre-tax cyber incident costs of $111,000 and $329,000 for the quarters ended March 31, 2025 and December 31, 2024, respectively. 30 Adjusted Net Income 4Q24 1Q25 Net income (GAAP) $ 144,178 $ 89,080 Plus: Securities losses, net of tax 38 178,639 Gain on sale leaseback, net of transaction costs and tax — (179,004) PCL - NonPCD loans and UFC, net of tax — 71,892 Deferred tax asset remeasurement — 5,581 Merger, branch consolidation, severance related and other expense, net of tax (1) 5,026 53,094 FDIC special assessment, net of tax (478) — Adjusted Net Income (Non-GAAP) $ 148,764 $ 219,282 Adjusted EPS 4Q24 1Q25 Diluted weighted-average common shares 76,958 101,829 Adjusted net income (non-GAAP) $ 148,764 $ 219,282 Adjusted EPS, Diluted (Non-GAAP) $ 1.93 $ 2.15

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 31 Dollars in thousands, except for per share data Adjusted Return on Average Assets 4Q24 1Q25 Adjusted net income (non-GAAP) $ 148,764 $ 219,282 Total average assets 46,509,766 64,283,426 Adjusted Return on Average Assets (Non-GAAP) 1.27% 1.38% Adjusted Return on Average Tangible Common Equity 4Q24 1Q25 Adjusted net income (non-GAAP) $ 148,764 $ 219,282 Plus: Amortization of intangibles, net of tax 4,099 18,606 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 152,863 $ 237,888 Average tangible common equity $ 3,908,654 $ 4,859,734 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 15.56% 19.85%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN Dollars in thousands 32 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 1Q24 2Q24 3Q24 4Q24 1Q25 Net interest income (GAAP) $ 343,936 $ 350,259 $ 351,480 $ 369,779 $ 544,547 Tax equivalent adjustments 528 631 486 547 784 Net interest income (tax equivalent) (Non-GAAP) $ 344,464 $ 350,890 $ 351,966 $ 370,326 $ 545,331 Average interest earning assets $ 40,657,176 $ 41,011,662 $ 41,223,980 $ 42,295,376 $57,497,453 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.41% 3.44% 3.40% 3.48% 3.85%

NON - GAAP RECONCILIATIONS – PPNR, PPNR/WEIGHTED AVG. CS, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED) Dollars and weighted average commons share outstanding in thousands except per share data (1) Includes pre-tax cyber incident costs of $111,000, $329,000, $56,000, $3.5 million, and $4.4 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024. respectively. 33 1Q24 2Q24 3Q24 4Q24 1Q25 Net interest income (GAAP) $ 343,936 $ 350,259 $ 351,480 $ 369,779 $ 544,547 Plus: Noninterest income 71,558 75,225 74,934 80,545 86,088 Less: Losses on sales of securities, net — — — (50) (228,811) Gain on sale leaseback, net of transaction costs — — — — 229,279 Total revenue, adjusted (non-GAAP) $ 415,494 $ 425,484 $ 426,414 $ 450,374 $ 630,167 Less: Noninterest expense 249,290 248,747 246,847 256,609 408,826 PPNR (Non-GAAP) $ 166,204 $ 176,737 $ 179,567 $ 193,765 $ 221,341 Plus: Merger, branch consolidation, severance related and other expense (1) — 5,785 3,304 6,531 68,006 FDIC Special Assessment 3,854 619 — (621) — Total adjustments $ 8,367 $ 6,404 $ 3,304 $ 5,910 $ 68,006 PPNR, Adjusted (Non-GAAP) $ 174,571 $ 183,141 $ 182,871 $ 199,675 $ 289,347 Weighted average common shares outstanding, diluted 76,660 76,607 76,805 76,958 101,829 PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP) $ 2.28 $ 2.39 $ 2.38 $ 2.59 $ 2.84 Correspondent & Capital Markets Income 1Q24 2Q24 3Q24 4Q24 1Q25 ARC revenues $ (4,531) $ (2,867) $ 1,471 $ 3,379 $ 414 FI revenues 5,999 5,746 4,937 7,190 6,398 Operational revenues 2,843 1,981 3,485 2,986 2,733 Total Correspondent & Capital Markets Income $ 4,311 $ 4,860 $ 9,893 $ 13,555 $ 9,545 PPNR, Adjusted (Non-GAAP)

NON - GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED) Dollars in thousands (1) Includes pre-tax cyber incident costs of $111,000, $329,000, $56,000, $3.5 million, and $4.4 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024. respectively. 34 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest expense (GAAP) $ 249,290 $ 248,747 $ 246,847 $ 256,609 $ 408,826 Less: Amortization of intangible assets 5,998 5,744 5,327 5,326 23,831 Adjusted noninterest expense (non-GAAP) $ 243,292 $ 243,003 $ 241,520 $ 251,283 $ 384,995 Net interest income (GAAP) $ 343,936 $ 350,259 $ 351,480 $ 369,779 $ 544,547 Tax Equivalent ("TE") adjustments 528 631 486 547 784 Net interest income, TE (non-GAAP) $ 344,464 $ 350,890 $ 351,966 $ 370,326 $ 545,331 Noninterest income (GAAP) $ 71,558 $ 75,225 $ 74,934 $ 80,545 $ 86,088 Efficiency Ratio (Non-GAAP) 58% 57% 57% 56% 61% Noninterest income (GAAP) $ 71,558 $ 75,225 $ 74,934 $ 80,545 $ 86,088 Less: Losses on sales of securities, net — — — (50) (228,811) Gain on sale leaseback, net of transaction costs — — — — 229,279 Adjusted noninterest income (non-GAAP) $ 71,558 $ 75,225 $ 74,934 $ 80,595 $ 85,620 Noninterest expense (GAAP) $ 249,290 $ 248,747 $ 246,847 $ 256,609 $ 408,826 Less: Merger, branch consolidation, severance related and other expense (1) 4,513 5,785 3,304 6,531 68,006 FDIC special assessment 3,854 619 — (621) — Amortization of intangible assets 5,998 5,744 5,327 5,326 23,831 Total adjustments $ 14,365 $ 12,148 $ 8,631 $ 11,236 $ 91,837 Adjusted noninterest expense (non-GAAP) $ 234,925 $ 236,599 $ 238,216 $ 245,373 $ 316,989 Adjusted Efficiency Ratio (Non-GAAP) 56% 56% 56% 54% 50% Efficiency Ratio (Non-GAAP) & Adjusted Efficiency Ratio (Non-GAAP)

NON - GAAP RECONCILIATIONS – TANGIBLE COMMON EQUITY RATIO Dollars in thousands 35 Tangible Common Equity ("TCE") Ratio 4Q24 1Q25 Tangible common equity (non-GAAP) $ 3,900,851 $ 5,080,859 Total assets (GAAP) 46,381,204 65,135,454 Less: Intangible assets 1,989,564 3,543,502 Tangible asset (non-GAAP) $ 44,391,640 $ 61,591,952 TCE Ratio (Non-GAAP) 8.8% 8.2%

EARNINGS PRESENTATION END NOTES 36 Slide 3 End Notes (1) Financial metrics as of March 31, 2025; market cap as of April 22, 2025 (2) Projected population growth shown as the percent growth 2025 – projected 2030 (3) Includes MSAs with greater than 1 million in total population in 2025 (4) Excludes Bank of America, Capital One Financial, and Truist Financial Slide 6 End Notes • Loans and deposits as of March 31, 2025; excludes $2.6B of loans and $5.0B of deposits from national lines of business and brokered deposits. • Country GDP as of 2024; State GDP as of 4Q24 • Sources: International Monetary Fund, US Bureau of Economic Analysis Slide 9 End Notes (1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of merger, branch consolidation and severance related expense and gain on sale of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) The adjusted figures presented are Non-GAAP financial measures that exclude the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 12 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of losses on sales of securities, gain on sale leaseback net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, FDIC special assessment, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 13 End Notes (1) Adjusted diluted EPS excludes the impact of losses on sales of securities, gain on sale leaseback net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR and adjusted PPNR per weighted average diluted share are non-GAAP financial measures that exclude the impact of losses on sales of securities, gain on sale leaseback, net of transaction costs, and merger, branch consolidation, severance related and other restructuring expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) SouthState acquired $13.1 billion of loans and $15.2 billion of deposits from the Independent acquisition. The total preliminary mark on the newly acquired loans was approximately $482 million, which included a rate mark of approximately $386 million and a credit mark on non-PCD loans of approximately $96 million. The preliminary premium for acquired fixed maturity time deposits was approximately $1.7 million. Slide 14 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix.

EARNINGS PRESENTATION END NOTES 37 Slide 15 End Notes (1) Excludes loans held for sale; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale. (2) Excludes the effects of the acquisition date loan balance of $13.1 billion acquired from Independent. Slide 17 End Notes (1) Excludes loans held for sale. Slide 18 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. (3) Excludes SELF loans acquired from ACBI. Slide 20 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 1Q25 MRQs available as of April 22, 2025; Peers as disclosed in the most recent SSB proxy statement. Slide 24 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 26 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and gains on sale leaseback. The total revenue also includes tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes losses on sales of securities, gain on sale leaseback net of transaction costs, merger, branch consolidation, FDIC special assessment, severance related and other restructuring expenses, and amortization of intangible assets , as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized Slide 27 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income. Slide 28 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of March 31, 2025. (4) Based on current book value